UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

MEDICIS PHARMACEUTICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-14471	52-1574808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7720 North Dobson Road

Scottsdale, Arizona 85256

(Address of principal executive offices with zip code)

(602) 808-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Supplemental Indentures

On December 11, 2012, in connection with the Merger (defined below), Medicis Pharmaceutical Corporation (“Medicis”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), entered into separate supplemental indentures (the “Supplemental Indentures”) with respect to each of the Indenture, dated as of August 19, 2003 (as amended by the First Supplemental Indenture, dated February 1, 2005, the “1.5% Indenture”), governing the Medicis 1.5% Contingent Convertible Senior Notes due 2033 (the “1.5% Notes”), the Indenture, dated as of June 4, 2002 (the “2.5% Indenture”), governing the Medicis 2.5% Contingent Convertible Senior Notes due 2032 (the “2.5% Notes”) and the Indenture, dated as of May 16, 2012 (as amended by the First Supplemental Indenture, dated as of May 16, 2012, the “1.375% Indenture” and, together with the 1.5% Indenture and the 2.5% Indenture, the “Indentures”), governing the Medicis 1.375% Convertible Senior Notes due 2017 (the “1.375% Notes” and, together with the 1.5% Notes and 2.5% Notes, the “Notes”). The Supplemental Indentures changed the right to convert each $1,000 principal amount of the Notes into a right to convert such principal amount of Notes into the amount in cash that a holder of a number of shares of Medicis Class A common stock, par value $0.014 per share (the “Common Stock”), equal to the applicable conversion rate for each Note would have been entitled to receive upon consummation of the Merger.

The foregoing description of the Indentures and the Supplemental Indentures is not complete and is qualified in its entirety by reference to the 1.5% Indenture filed as Exhibit 4.1(d) to the Annual Report on Form 10-K filed by Medicis on September 10, 2004, the First Supplemental Indenture dated February 1, 2005, filed as Exhibit 4.1 to the Quarterly Report on Form 10-Q filed by Medicis on May 10, 2005, the 2.5% Indenture filed as Exhibit 4.1 to the Current Report on Form 8-K filed by Medicis on June 6, 2002, the 1.375% Indenture filed as Exhibits 4.1 and 4.2 to the Current Report on Form 8-K filed by Medicis on May 16, 2012, and the Supplemental Indentures, which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report, each of which is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 11, 2012, pursuant to the previously announced Agreement and Plan of Merger, dated September 2, 2012 (the “Merger Agreement”), among Medicis, Valeant Pharmaceuticals International, Inc., a corporation organized under the laws of Canada (“Valeant”), Valeant Pharmaceuticals International, a Delaware corporation and wholly owned subsidiary of Valeant (“VPI”) and Merlin Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of VPI (“Merger Sub”), Merger Sub merged with and into Medicis, with Medicis continuing as the surviving entity and wholly owned subsidiary of VPI (the “Merger”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, at the effective time of the Merger, which was 9:26 a.m. (New York City time) (the “Effective Time”), each share of the Common Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive $44.00 in cash (the “Per Share Merger Consideration”), without interest.

Each Medicis stock option, stock appreciation right and restricted share, whether vested or unvested, that was outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Per Share Merger Consideration and, in the case of stock options and stock appreciation rights, the excess, if any, of the Per Share Merger Consideration over the exercise price of such stock option or stock appreciation right, as applicable.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, Medicis notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that trading in the Common Stock be suspended prior to the commencement of trading on December 11, 2012, and that the Common Stock be withdrawn from listing on the NYSE as of the opening of business on December 11, 2012. Medicis has also requested that the NYSE file with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the Merger, each share of the Common Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive the Per Share Merger Consideration. Following the completion of the Merger, the Common Stock, which traded under the symbol “MRX”, ceased to be listed on the NYSE. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the Effective Time, Medicis became a wholly owned subsidiary of VPI and, accordingly, a change in control of Medicis occurred. As a result of the change of control, Medicis intends to terminate its reporting obligations under the U.S. Securities Exchange Act of 1934, as amended, by filing a Form 15 with the SEC. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each of the eight directors of Medicis (Jonah Shacknai, Arthur G. Altschul, Jr., Spencer Davidson, Stuart Diamond, Peter S. Knight, Michael A. Pietrangelo, Philip S. Schein, and Lottie H. Shackelford) ceased to be directors of Medicis, and the directors of Merger Sub, consisting of Howard B. Schiller, Ryan Weldon and Robert Chai-Onn, became directors of Medicis.

At the Effective Time of the Merger, on December 11, 2012, the following officers of Medicis were removed from their respective offices: Jonah Shacknai, Jason D. Hanson, Richard D. Peterson, Mark A. Prygocki, Mitchell S. Wortzman, Seth L. Rodner and Vincent Ippolito. Immediately thereafter, Ryan Weldon, Howard B. Schiller and Robert Chai-Onn were appointed as officers of Medicis.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of Medicis was amended and restated in its entirety in accordance with the terms of the Merger Agreement, and the bylaws of Medicis were amended and restated in their entirety to be identical to the bylaws of Merger Sub. A copy of the amended and restated certificate of incorporation and the amended and restated bylaws of Medicis are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

2.1	Agreement and Plan of Merger, dated as of September 2, 2012, among Medicis Pharmaceutical Corporation, Valeant Pharmaceuticals International, Inc., Valeant Pharmaceuticals International and Merlin Merger Sub, Inc. (the schedules and exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule will be furnished supplementally to the SEC upon request) (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-14471) filed on September 5, 2012).

3.1	Amended and Restated Certificate of Incorporation of Medicis Pharmaceutical Corporation.

3.2	Amended and Restated Bylaws of Medicis Pharmaceutical Corporation.

4.1	Second Supplemental Indenture, dated as of December 11, 2012, between Medicis Pharmaceutical Corporation and Deutsche Bank Trust Americas, governing the 1.5% Contingent Convertible Senior Notes due 2033.

4.2	First Supplemental Indenture, dated as of December 11, 2012, between Medicis Pharmaceutical Corporation and Deutsche Bank Trust Americas, governing the 2.5% Contingent Convertible Senior Notes due 2032.

4.3	Second Supplemental Indenture, dated as of December 11, 2012, between Medicis Pharmaceutical Corporation and Deutsche Bank Trust Americas, governing the 1.375% Convertible Senior Notes due 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICIS PHARMACEUTICAL CORPORATION

Date: December 11, 2012	By:	/s/ Robert Chai-Onn
Name: Robert Chai-Onn
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 2, 2012, among Medicis Pharmaceutical Corporation, Valeant Pharmaceuticals International, Inc., Valeant Pharmaceuticals International and Merlin Merger Sub, Inc. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule will be furnished supplementally to the SEC upon request) (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-14471) filed on September 5, 2012).

3.1	Amended and Restated Certificate of Incorporation of Medicis Pharmaceutical Corporation.

3.2	Amended and Restated Bylaws of Medicis Pharmaceutical Corporation.

4.1	Second Supplemental Indenture, dated as of December 11, 2012, between Medicis Pharmaceutical Corporation and Deutsche Bank Trust Americas, governing the 1.5% Contingent Convertible Senior Notes due 2033.

4.2	First Supplemental Indenture, dated as of December 11, 2012, between Medicis Pharmaceutical Corporation and Deutsche Bank Trust Americas, governing the 2.5% Contingent Convertible Senior Notes due 2032.

4.3	Second Supplemental Indenture, dated as of December 11, 2012, between Medicis Pharmaceutical Corporation and Deutsche Bank Trust Americas, governing the 1.375% Convertible Senior Notes due 2017.